UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 14, 2022

DPCM Capital, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39638	85-0525645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

382 NE 191 Street, #24148
Miami, FL	33179
(Address of principal executive offices)	(Zip Code)

(305) 857-5086

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	XPOA.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	XPOA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	XPOA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events

As previously disclosed, on February 7, 2022, DPCM Capital, Inc., a Delaware corporation (“SPAC”), D-Wave Quantum Inc., a Delaware corporation and a direct, wholly-owned subsidiary of SPAC (“NewCo”), DWSI Holdings Inc., a Delaware corporation and a direct, wholly-owned subsidiary of NewCo, DWSI Canada Holdings ULC, a British Columbia unlimited liability company and a direct, wholly-owned subsidiary of NewCo (“CallCo”), D-Wave Quantum Technologies Inc., a British Columbia corporation and a direct, wholly-owned subsidiary of CallCo, and D-Wave Systems Inc., a British Columbia company (the “Company”), entered into a transaction agreement relating to a business combination between SPAC and the Company (the “Proposed Transaction”) pursuant to which, among other things, NewCo will continue as the surviving corporation and the parent of SPAC and the Company.

On July 14, 2022, SPAC and the Company issued a joint press release announcing, among other things, that the Securities and Exchange Commission (“SEC”) has declared effective the registration statement on Form S-4 filed by NewCo with the SEC in connection with the Proposed Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Important Information About the Proposed Transaction and Where to Find It:

A full description of the terms of the Proposed Transaction is provided in a registration statement on Form S-4, as amended, filed with the SEC by NewCo that includes a prospectus with respect to the combined company’s securities, to be issued in connection with the Proposed Transaction and a proxy statement with respect to the stockholder meeting of SPAC to vote on the Proposed Transaction. NewCo and SPAC urge investors, stockholders, and other interested persons to read the proxy statement/ prospectus, as well as other documents filed with the SEC, because these documents contain important information about NewCo, SPAC, the Company, and the Proposed Transaction. SPAC plans to mail the definitive proxy statement/prospectus to its stockholders in connection with the Proposed Transaction. Stockholders also may obtain a copy of the registration statement on Form S-4, as amended—including the proxy statement/prospectus and other documents filed with the SEC without charge—by directing a request to: D-Wave Quantum Inc., 3033 Beta Avenue, Burnaby, BC V5G 4M9 Canada, or via email at shareholdercomm@dwavesys.com and DPCM Capital, Inc., 382 NE 191 Street, #24148, Miami, Florida 33179, or via email at mward@hstrategies.com. The definitive proxy statement/prospectus included in the registration statement, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Forward-Looking Statements

This communication contains forward-looking statements that are based on beliefs and assumptions, and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties, and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks. Forward-looking statements in this communication include, but are not limited to, statements regarding the Proposed Transaction, including the timing and structure of Proposed Transaction; the listing of NewCo’s shares; the amount and use of the proceeds of the Proposed Transaction; the combined company’s future growth and innovations; the increased adoption of quantum computing solutions and expansion of related market opportunities and use cases; the total addressable market for quantum computing; the consummation of private placements conducted in connection with the Proposed Transaction; the initial market capitalization of NewCo; the amount of funds available in SPAC’s trust account as a result of stockholder redemptions or otherwise; and the anticipated benefits of the Proposed Transaction. We cannot assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including risks relating to general economic conditions, risks relating to the immaturity of the quantum computing market and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” and

“Cautionary Note Regarding Forward-Looking Statements” in SPAC’s Annual Report on Form 10-K filed with the SEC on March 15, 2022, and in the proxy statement/prospectus filed by NewCo in connection with the Proposed Transaction, and other filings with the SEC. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by any person that NewCo, SPAC, or the Company will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this communication.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer or invitation for the sale or purchase of securities, assets, or the business described herein or a commitment to NewCo, SPAC, or the Company, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Proposed Transaction or otherwise, nor shall there be any sale, issuance, or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

NewCo, SPAC, and the Company, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of SPAC’s stockholders in respect of the Proposed Transaction. Information about the directors and executive officers of SPAC is set forth in SPAC’s filings with the SEC. Information about the directors and executive officers of NewCo and more detailed information regarding the identity of all potential participants, and their direct and indirect interests by security holdings or otherwise, is set forth in the definitive proxy statement/prospectus for the Proposed Transaction. Additional information regarding the identity of all potential participants in the solicitation of proxies to SPAC’s stockholders in connection with the Proposed Transaction and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, is included in the definitive proxy statement/prospectus.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated July 14, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPCM CAPITAL, INC.

By:	/s/ Emil Michael
Name: Emil Michael Title: Chief Executive Officer

Date: July 14, 2022